UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2004

Commission file number 0-7843

4Kids Entertainment, Inc. (Exact name of Registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	13-2691380 (I.R.S. Employer Identification No.)

1414 Avenue of the Americas New York, New York 10019 (212) 758-7666 (Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Item 5. Other Events and Regulation FD Disclosure

On May 27, 2004, 4Kids Entertainment, Inc. issued a press release announcing that shareholders approved all corporate proposals at the Company's Annual Meeting of Shareholders held in New York, on May 27, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

              (c) Exhibits

            Exhibit                                                                       Description

99.1                                         Press release issued by 4Kids Entertainment, Inc. dated May 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 2004

4 KIDS ENTERTAINMENT, INC. BY: /s/ Joseph P. Garrity Joseph P. Garrity Executive Vice President, Chief Financial Officer